UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2022

BEACON ROOFING SUPPLY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
505 Huntmar Park Drive, Suite 300, Herndon, VA 20170
(Address of Principal Executive Offices) (Zip Code)
(571) 323-3939
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	BECN	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director
On September 20, 2022, Beacon Roofing Supply, Inc. (the “Company”) announced that its Board of Directors (the “Board”) increased the size of the Board from twelve to thirteen members, and upon the recommendation of its Nominating and Governance Committee, appointed Melanie M. Hart as a new director, effective October 1, 2022, to serve until the 2023 Annual Meeting of Stockholders. Ms. Hart has been appointed to serve on the Board’s Audit Committee.

Ms. Hart, age 49, currently serves as Vice President, Chief Financial Officer and Treasurer of Pool Corporation (Nasdaq: POOL) (“PoolCorp”) and has served in such position since 2021. Ms. Hart previously served as PoolCorp’s Chief Accounting Officer and Corporate Controller from 2008 to 2021, including Vice President beginning in 2019, Corporate Controller from 2007 to 2008, and Senior Director of Corporate Accounting from 2006 to 2007. Prior to joining PoolCorp in 2006, Ms. Hart spent twelve years serving as a Senior Manager in the Assurance and Advisory Business Services Group at Ernst & Young. Ms. Hart earned a Bachelor of Science degree in Accounting from the University of New Orleans and graduated from the General Management Program at the Wharton School of Business. She is also a certified public accountant.

Ms. Hart will be compensated on a pro-rated basis for her service on the Board in accordance with the Company’s compensation program for non-employee directors set forth on pages 42 and 43 of the Company’s most recent proxy statement (filed January 14, 2022), including a pro-rated annual award of restricted stock units granted under the Company’s Second Amended and Restated 2014 Stock Plan based on the effective date of her appointment.

There is no other arrangement or understanding between Ms. Hart and any other person pursuant to which she was selected as a director of the Company. The Company has not engaged in any transaction in which Ms. Hart had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure

A copy of the press release announcing the appointment of Ms. Hart is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information, including Exhibit 99.1, in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit Index
Exhibit Number	Description
99.1	Beacon Roofing Supply, Inc. press release dated September 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: September 20, 2022	By:	/s/ FRANK A. LONEGRO
Frank A. Lonegro
Executive Vice President & Chief Financial Officer